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CUSIP NO.
12496DAA5
Principal Amount Fixed Rate Fixed Amount Payment Amount Principal Payment Total Distribution
$24,000,000.00 5.23300% 1/12 104,660.00 $ $0.00 104,660.00 $
$0.00 .
105,916.65 $
At the close of business on the Distribution Date, 24,000,000 Current value of the principal amount of Certificates
Ratings Information
Cusip Moody's S & P Moody's S & P
12496DAA5 A3 A- Ba1 BBB-
Underlying Issuer and Underlying Security
Interest Rate
Original Credit Rating:
Moody's/S&P
Current Credit Rating:
Moody's/S&P
Principal Amount per Underlying
Security
Maturity Date
CUSIP No.
Interest Received on Underlying
Securities in September 2011
Bank of America Corporation 4.875% Senior Notes due 2013 4.875000%
Aa2/A+
Baa1/A 1,000,000.00 January 15, 2013 060505AX2
Bank One Corporation 5.25% Subordinated Notes due 2013 5.250000%
A1/A-
A1/A 1,000,000.00 January 30, 2013 06423AAS2
BB&T Corporation 4.75% Subordinated Notes due 2012 4.750000% A2/A- A3/A-
1,000,000.00
October 1, 2012 054937AD9
Boeing Capital Corporation 5.80% Senior Notes due 2013 5.800000%
A3/A
A2/A 1,000,000.00 January 15, 2013 097014AH7
Campbell Soup Company 5.00% Notes due 2012 5.000000% A3/A A2/A 1,000,000.00 December 3, 2012 134429AR0
Citigroup Inc. 5.625% Subordinated Notes due 2012 5.625000%
Aa2/A+ Baa1/A-
1,000,000.00
August 27, 2012 172967BP5 28,125.00
ConocoPhillips 4.75% Notes due 2012 4.750000%
A3/A-
A1/A 1,000,000.00 October 15, 2012 20825CAE4
Consolidated Edison Company of New York, Inc. 5.625% Debentures, Series 2002 A due 2012 5.625000% A1/A A3/A- 1,000,000.00 July 1, 2012 209111DZ3
Credit Suisse First Boston (USA), Inc. 6.50% Notes due January 15, 2012 6.500000%
Aa3/A+ Aa1/A+
1,000,000.00
January 15, 2012 22541LAC7
Dominion Resources, Inc. 2002 Series C 5.70% Senior Notes due 2012 5.700000%
Baa1/BBB+
Baa2/A- 1,000,000.00 September 17, 2012 257469AF3 28,500.00
The Dow Chemical Company 6% Notes due 2012 6.000000% A3/A- Baa3/BBB
1,000,000.00
October 1, 2012 260543BR3
Duke Energy Corporation 5.625% Senior Notes due 2012 5.625000%
Baa1/BBB+
A3/A- 1,000,000.00 November 30, 2012 264399EF9
Ford Motor Credit Company 7.250% GlobLs due October 25, 2011 7.250000%
A3/BBB
Baa2/BB- 1,000,000.00 October 25, 2011 345397TY9
General Electric Company 5% Notes due 2013 5.000000% Aaa/AAA Aa2/AA+
1,000,000.00
February 1, 2013 369604AY9
General Motors Acceptance Corporation 6.875% Notes due August 28, 2012 6.875000%
A3/BBB
B1/B+ 1,000,000.00 August 28, 2012 370425SE1 34,375.00
The Goldman Sachs Group, Inc. 4.750% Notes due 2013 5.750000%
Aa3/A+
A1/A 1,000,000.00 July 15, 2013 38141GDK7
John Deere Capital Corporation 5.10% Global Debentures due January 15, 2013 5.100000% A3/A- A2/A
1,000,000.00
January 15, 2013 244217BK0
Johnson & Johnson 3.80% Debentures due May 15, 2013 3.800000%
Aaa/AAA
Aaa/AAA 1,000,000.00 May 15, 2013 478160AM6
Limited Brands, Inc. 6.125% Notes due December 1, 2012 6.125000% Baa1/BBB+ Ba2/BB+ 1,000,000.00 December 1, 2012 532716AH0
Marsh and McLennan Companies, Inc. 4.850% Senior Notes due 2013 4.850000%
A2/AA- Baa2/BBB-
1,000,000.00
February 15, 2013 571748AJ1
Merck & Co., Inc. 4.375% Notes due 2013 4.375000%
Aaa/AAA
Aa3/AA 1,000,000.00 February 15, 2013 589331AH0
SBC Communications Inc. 5.875% Global Notes Due August 15, 2012 5.875000% A1/A+ A2/A- 1,000,000.00 August 15, 2012 78387GAK9
Verizon Virginia Inc. 4.625% Debentures, Series A, due 2013 4.625000%
Aa3/A+ WR/A-
1,000,000.00
March 15, 2013 92345NAA8 23,125.00
Wal-Mart Stores, Inc. 4.55% Notes Due 2013 4.550000%
Aa2/AA
Aa2/AA 1,000,000.00 May 1, 2013 931142BT9
24,000,000.00 114,125.00
$789.48 was moved to the Expense Account.
To the Holders of:
Structured Asset Trust Unit Repackagings (Saturns)
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Bank of America, National Association, as Trustee for the Trust, hereby gives notice with respect to the Distribution Date of September 26, 2011 (the "Distribution Date") as follows:
The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, is as set forth below:
The amount of aggregate interest due and not paid as of the Distribution Date is
The Trustee received from the Swap Counterparty and paid Trustee Fees of $467.17.
were outstanding.
The amount the Trustee received in interest on the related Underlying securities for the Underlying Security Accrual Period therfor last ended is detailed below:
The Trustee paid Swap Payments to the Swap Counterparty totaling $114,125 in the Accrual period just ended.
Original Ratings Current Ratings/As of September 26, 2011
*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness.
It is included for the convenience of the Holders.